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                                                                   Exhibit 10.13

                             EMPLOYMENT AGREEMENT

                                    between

ARTHUR D. LITTLE AG
Seestrasse 185, 8800 Thalwil                    (hereinafter referred to as
                                                ADL AG)


                                      and
Rudolf Fischer                                  (hereinafter referred to
                                                as Employee)

born on:                July 23, 1956
residing at:            Tscharnerstrasse 1, 3000 Bern 14

1. Start of the Agreement
This Agreement starts on March 20, 1995. It replaces all previous Agreements.

2. Trial Period
There is no trial period.

3. Position and duties
Position, reporting line and working place are listed in appendix 1.

4. Titles, power to sign
Titles and power to sign are listed in appendix 1.

5. Confidentiality / Loyalty
Employee shall devote his full working time, working capacity, expert knowledge and skills to the exclusive benefit of ADL AG. Employee shall protect ADL AG's interests in good faith.

Employee agrees to treat all information he secures relating to ADL AG, its subsidiaries and clients as well as any other confidential information during the term of his employment with ADL AG and thereafter as strictly secret and shall not disclose it to any third party and other Employees of ADL AG.

Employee agrees to treat his conditions of employment as well as those of other Employees as strictly confidential.

Oral or written publications on matters involving ADL AG, its subsidiaries or its business activities are subject to the approval of ADL AG or ADL Group.

Employee agrees not to pursue a business competitive to ADL AG's neither direct nor indirect nor by order for clients of ADL AG during his term of employment with ADL AG.


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Arbeitsvertrag Rudolf Fischer                                           2

6. Working time
It is agreed that Employee will be employed in a position of confidence and responsibility and it is not unlikely that occasionally he will be required to work more than the usual 40 working hours. The salary of Employee has been set taking into account this possibility, so therefore, he shall have no right to claim additional payment for such additional work.

7. Salary
Employee's salary consists of a fixed share and a variable share depending on course of business and personal qualification of Employee.

Fixed salary is revised annually on January 1, taking into account personal achievements of Employee, general development of salaries and course of business of ADL.

If Agreement starts or is terminated during the calendar year, there will be an appropriate solution in each case regarding the variable share of the salary.

Employee's salary is listed in appendix 2.

8. Expenses
Employee is entitled to monthly all inclusive expenses, as listed in appendix 2. The treatment of other expenses is listed in ADL Regulations.

9. Payment of salary in the event of incapacity to work due to illness or accident.
In the event of incapacity to work due to illness or accident, ADL AG shall continue to pay the salary up to the beginning of the Daily Allowance Benefit-Insurance as listed in the corresponding Regulations.

If the set goals and targets cannot be reached or can only partly be reached by the Employee due to a longer absence, an appropriate solution will be found to settle the other contingent payments.

10. Continuation of the payment of the salary in the event of death. The benefits are listed in the corresponding Regulations.

11. Military Service
Payment of salary during military and civil protection service is specified in ADL AG's Standing Orders.

12. Vacation
Title to vacation is specified in a separate Regulation of ADL AG.

13. Insurance and Old-Age Pension
Insurance and old age pension are specified in the respective Regulations of ADL AG. ADL AG pays the full contributions to the old-age pension fund ("Vorsorgekasse" and "Vorsorgeeinrichtung ausserhalb der obligatorischen beruflichen Vorsorge").

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Arbeitsvertrag Rudolf Fischer                                           3

ADL AG pays 50% of Employee's and Employee's Family's private accident and health insurance.

14. Intellectual Property
Title to inventions and other intellectual property are conducted according to
(S) 332 following of the Swiss Code of Obligations.

15. Restitution of Records
At the termination of the Employment Agreement, Employee shall return any and all of ADL AG's files, records, letters, plans, Regulations, computer programs etc. as well as e.g. copies and electronically recordings thereof.

16. Duration and Termination of Agreement
The employment relationship shall last for an indefinite period of time. The Agreement may be terminated in writing by either party at any time for the end of a calendar month observing a minimum period of notice of six (6) months.

17. Special Provisions
Standing Orders and Regulations of ADL AG are an integrated part of this Agreement. Any amendment thereof may be made at ADL AG's sole discretion if these amendments are not to Employee's disadvantage.

Supplementary law to this Agreement are the Provisions of the Swiss Code of Obligations concerning the employment Agreement.

18. Court of jurisdiction
Zurich.


Place and Date:                                 Place and Date:

Bern. 22.11.94                                   Thalwil. 23.11.94

Signature of Employee:                          Signature of Employer:

/s/ Rudolf Fischer                              ARTHUR D. LITTLE AG
------------------
                                                /s/ Peter F. Amacher
                                                --------------------
                                                Peter F. Amacher
                                                Managing Director Switzerland

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Appendix 1 of Employment Agreement of (Date) between Arthur D. Little AG and
Rudolf Fischer

1. Position
Mr. Fischer's position is Consultant and Contract Manager for Electronics, Informaiton Technology and Telecommunications. He is Member of the Steering Group (D/A/CH).

2. Reporting
Mr. R. Fischer reports directly to the Managing Director of ADL AG.

3. Title
none

4. Power to sign
Mr. R. Fischer is granted collective signature power (two acting jointly)

Place and Date:                                 Thalwil, 23.11.94

Bern, 22.11.94

Signature of Employee:                          Signature of Employer:

/s/ Rudolf Fischer
------------------                              ARTHURD D. LITTLE AG

                                                /s/ Peter F. Amacher
                                                --------------------
                                                Peter F. Amacher
                                                Managing Direktor Switzerland
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Appendix 2 of Employment Agreement of (Date) between Arthur D. Little AG and
Rudolf Fischer

Salary 1995

Mr. R. Fischer shall receive a gross salary inclusive monthly Expenses of SFr. 280'000.--per annum.

The salary consists of a fixed share of 80 percent and a variable share of 20 percent.

Payment shall be effected

Salary fixed                            SFr.  17'667.--
Monthly all-inclusive Expenses          SFr.   1'000.--

Total Salary fixed/month (12x)          SFr.  18'667.--

Salary variable/quarter                 SFr.  14'000.--

Salary variable per quarter is depending on course of business of Arthur D. Little. This variable salary is paid as follows: 1/8 at the end of first, second and third quarters, 5/8 at year's end.

Irrespective of these payments a bonus shall be paid at the end of a business year, depending on the course of business and personal qualification of Mr. R. Fischer.

Mr. Fischer is entitled to a business car in the category "Managing Director".

Thalwil,
22.11.94
Signature of Employee:                        Signature of Employer:

/s/ Rudolf Fischer
                                              ARTHUR D. LITTLE AG

                                              /s/ Peter F. Amacher

                                              Peter F. Amacher
                                              Managing Director Switzerland
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Appendix 3 of Employment Agreement of (Date) between Arthur D. Litle AG and
Rudolf Fischer

The following regulations and standing orders form an integral part of the Employment Agreement

 . Regulations of vacations and holidays                                   1.8.93
 . Regulations concerning military or civil protection service             1.8.93
 . Regulations concerning the compensation of expenses                     1.8.93
 . Regulations concerning the use and compensation of expenses
  of business cars                                                        1.8.93
 . Regulations concerning the Pension Fund in favor of Employees
  of Arthur D. Little AG                                                  1.7.93
 . Regulations (ausserhalb der obligatorischen berufilchen Vorsorge)
  concerning the Pension Fund in favor of Employees of Arthur D.
  Little AG                                                               1.7.93
 . Summarisches Merkblatt uber UVG und UVG-Zusatzversicherungen            1.1.94

Regulation and standing orders received and approved of

Place and Date:

Bern, 22.11.94

Signature of Employee:

/s/ Rudolf Fischer